FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 2000-1

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     Pursuant to the Amended and Restated Master Pooling and Servicing Agreement dated as of December 31, 2001 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-1 Supplement, dated as of February 28, 2000 (the "Supplement" and together with the Pooling and and Servicing Agreement, the "Agreement"), each between Tyler International Funding, Inc., ad Transferor, First North American National Bank, as Servicer, and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


Due Period Ending                                            January 31, 2003
Determination Date                                           February 7, 2003
Distribution Date                                            February 18, 2003

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                                                                   ------
Class A and Class B Accumulation Period ("Y" or "N")?                 Y
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                                                                   ------
Early Amortization Period ("Y" or "N")?                               N
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Sharing Principal Collections with another Series ("Y" or "N")?       N
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MASTER TRUST INFORMATION

Receivables

1.   The aggregate amount of Eligible Receivables as of the end of
     the last day of the relevant Due Period                                                $ 1,704,625,961.92

2.   The aggregate amount of Principal Receivables net of defaults as of the end of the last day of the relevant Due Period
     (not including reduction for Discount Option Receivables)                              $ 1,672,395,934.93

3.   The aggregate amount of Principal Receivables net of defaults as of the end of the last day of the relevant Due Period
     (including reduction for Discount Option Receivables)                                  $ 1,659,945,245.01

4.   The aggregate amount of Finance Charge Receivables as of
     the end of the last day of the relevant Due Period
     (not including increase for Discount Option Receivables)                               $    32,230,026.99

5.   The aggregate amount of Finance Charge Receivables as of
     the end of the last day of the relevant Due Period
     (including increase for Discount Option Receivables)                                   $    44,680,716.91

6.   The aggregate amount of Discount Option Receivables as of
     the last day of the relevant Due Period                                                $    12,450,689.92

7.   The Transferor Amount as of the end of the last day of the
     relevant Due Period                                                                    $    40,245,245.01

8.   The Minimum Transferor Amount as of the end of the last
     day of the relevant Due Period                                                         $             0.00

9.   The Excess Funding Account Balance as of the end of the
     last day of the relevant Due Period                                                    $             0.00

10.  The aggregate principal balance of Receivables determined to be
     Receivables of Defaulted Accounts for the relevant Due Period
     (including reduction for Discount Option Receivables)                                  $     8,367,659.52

11.  The aggregate amount of Recoveries for the relevant Due Period                         $     1,628,204.12

12.  The Default Amount for the relevant Due Period                                         $     6,739,455.40

Collections

13.  The aggregate amount of Collections of Principal Receivables for the relevant Due Period
                a.)  Collection of Principal Receivables:                                   $   191,477,160.70
                b.)  Discount Receivable Collections:                                       $    (1,060,239.87)
                                                                                            ------------------
                                                                                            ------------------
                c.) Total Principal Receivable Collections:                                     190,416,920.83

14.  Collections of Finance Charge Receivables for the
     relevant Due Period
                a.)  Collection of Finance Charge Receivables                               $    20,356,609.61
                b.)  Interchange Amount                                                     $       393,137.66
                c.)  Discount Receivable Collections                                        $     1,060,239.87
                                                                                            ------------------
                                                                                            ------------------
                d.)  Total Finance Charge Receivable Collections                            $    21,809,987.14

15.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
     Account for the relevant Due Period                                                    $             0.00

16.  The aggregate amount of Collections processed for the relevant
     Due Period (sum of lines 11+13+14+15)                                                  $   213,855,112.09

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17.  The average Discount Percentage for the relevant Due Period                            %            2.00%
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Invested Amounts

18.  The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
              a.  Class A                                                                   $   477,000,000.00
              b.  Class B                                                                   $    56,400,000.00
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                                                                                            ------------------
              c.  Total Invested Amount (sum of a - b)                                      $   533,400,000.00

19.  The Series 2000-1 Invested Amounts as of the end of the last day of the relevant Due Period
              a.  Class A                                                                   $             0.00
              b.  Class B                                                                   $             0.00
              c.  Collateralized Trust Obligation                                           $             0.00
              d.  Class D                                                                   $    30,000,000.00
                                                                                            ------------------
                                                                                            ------------------
              e.  Total Invested Amount (sum of a - d)                                      $    30,000,000.00

20.  The Series 2000-2 Invested Amounts as of the end of the last day of the relevant Due Period
              a.  Class A                                                                   $   200,750,000.00
              b.  Class B                                                                   $    31,625,000.00
              c.  Collateralized Trust Obligation                                           $    26,125,000.00
              d.  Class D                                                                   $    16,500,000.00
                                                                                            ------------------
                                                                                            ------------------
              e.  Total Invested Amount (sum of a - d)                                      $   275,000,000.00

21.  The Series 2002-1 Invested Amounts as of the end of the last day of the relevant Due Period
              a.  Class A                                                                   $   217,500,000.00
              b.  Class B                                                                   $    34,500,000.00
              c.  Collateralized Trust Obligation                                           $    28,500,000.00
              d.  Class D                                                                   $    16,500,000.00
              e.  Class E                                                                   $     3,000,000.00
                                                                                            ------------------
                                                                                            ------------------
              f.  Total Invested Amount (sum of a - e)                                      $   300,000,000.00

22.  The Series 2002-2 Invested Amounts as of the end of the last day of the relevant Due Period
              a.  Class A                                                                   $   423,000,000.00
              b.  Class B                                                                   $    58,300,000.00
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              c.  Total Invested Amount (sum of a - b)                                      $   481,300,000.00

23.  The aggregate Invested Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     relevant Due Period                                                                    $ 1,619,700,000.00

Investor Amounts

24.  The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
              a.  Class A                                                                   $   477,000,000.00
              b.  Class B                                                                   $    56,400,000.00
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                                                                                            ------------------
              c.  Total Investor Amount (sum of a - b)                                      $   533,400,000.00

25.  The Series 2000-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
              a.  Class A                                                                   $   365,000,000.00
              b.  Class B                                                                   $    57,500,000.00
              c.  Collateralized Trust Obligation                                           $    47,500,000.00
              d.  Class D                                                                   $    30,000,000.00
                                                                                            ------------------
                                                                                            ------------------
              e.  Total Adjusted Invested Amount (sum of a - d)                             $   500,000,000.00

26.  The Series 2000-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
              a.  Class A                                                                   $   200,750,000.00
              b.  Class B                                                                   $    31,625,000.00
              c.  Collateralized Trust Obligation                                           $    26,125,000.00
              d.  Class D                                                                   $    16,500,000.00
                                                                                            ------------------
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              e.  Total Adjusted Invested Amount (sum of a - d)                             $   275,000,000.00

27.  The Series 2002-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
              a.  Class A                                                                   $   217,500,000.00
              b.  Class B                                                                   $    34,500,000.00
              c.  Collateralized Trust Obligation                                           $    28,500,000.00
              d.  Class D                                                                   $    16,500,000.00
              e.  Class E                                                                   $     3,000,000.00
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              f.  Total Adjusted Invested Amount (sum of a - e)                             $   300,000,000.00

28.  The Series 2002-2 Investor Amounts as of the end of the last day of the relevant Due Period
              a.  Class A                                                                   $   423,000,000.00
              b.  Class B                                                                   $    58,300,000.00
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                                                                                            ------------------
              c.  Total Investor Amount (sum of a - b)                                      $   481,300,000.00

29.  The aggregate Investor Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     relevant Due Period                                                                    $ 2,089,700,000.00

Series 2000-1 Allocation Percentages

30.  The Fixed Percentage with respect to the relevant
     Due Period
              a.  Class A                                                                               22.21%
              b.  Class B                                                                                3.50%
              c.  Collateralized Trust Obligation                                                        2.89%
              d.  Class D                                                                                1.83%
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              e.  Series 2000-1 Total                                                                   30.42%
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31.  The Floating Percentage with respect to the relevant
     Due Period
              a.  Class A                                                                                0.00%
              b.  Class B                                                                                0.00%
              c.  Collateralized Trust Obligation                                                        2.86%
              d.  Class D                                                                                1.83%
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              e.  Series 2000-1 Total                                                                    4.68%
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Allocation of Collections

32.  The Series 2000-1 allocation of Collections of Principal
     Receivables for the relevant Due Period (line 30 times
     line 13)
              a.  Class A                                                                   $    42,287,603.60
              b.  Class B                                                                   $     6,661,745.77
              c.  Collateralized Trust Obligation                                           $     5,503,181.29
              d.  Class D                                                                   $     3,475,693.45
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              e.  Series 2000-1 Total                                                       $    57,928,224.10
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33.  The Series 2000-1 allocation of Collections of Finance
     Charge Receivables for the relevant Due Period (line 31
     times line 14)
              a.  Class A                                                                   $             0.00
              b.  Class B                                                                   $             0.00
              c.  Collateralized Trust Obligation                                           $       623,688.79
              d.  Class D                                                                   $       398,099.23
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              e.  Series 2000-1 Total                                                       $     1,021,788.02
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Portfolio Yield and Delinquencies

34.  The Portfolio Yield for the relevant Due Period (including
     Shared Excess Finance Charge Collections, if allocated)
     with respect to Series 2000-1                                                          %            3.56%

35.  The 3-month average Portfolio Yield for the three most recent
     Due Periods                                                                            %            5.08%

36.  The Base Rate for the relevant Due Period                                              %            2.10%

37.  The 3-month average Base Rate for the three most recent
     Due Periods                                                                            %            2.31%

38.  Average Portfolio Yield less average Base Rate                                         %            2.77%

39.  The amount of Shared Excess Finance Charge Collections
     allocable to Series 2000-1 with respect to any Finance Charge
     Shortfall in such Series for the relevant Due Period                                   $             0.00

40. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

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                                                                                            ------------------
                   (a)     Delinquent 31 to 60 days                                         $    26,029,048.79
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                   (b)     Delinquent 61 to 90 days                                         $    15,240,673.86
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                   (c)     Delinquent 91 days or more                                       $    30,418,109.37
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Determination of Monthly Interest

41.  Class A Monthly Interest:
              a.  Class A Monthly Interest                                                  $       551,555.56
              b.  Funds allocated and available to pay Class A
                   Monthly Interest for relevant Due Period (4.3a)                          $       551,555.56
              c.  Class A Interest Shortfall (a less b)                                     $             0.00
              d.  Class A Additional Interest                                               $             0.00

42.  Class B Monthly Interest:
              a.  Class B Monthly Interest                                                  $       106,438.89
              b.  Funds allocated and available to pay Class B
                   Monthly Interest for relevant Due Period (4.3b)                          $       106,438.89
              c.  Class B Interest Shortfall (a less b)                                     $             0.00
              d.  Class B Additional Interest                                               $             0.00

43.  CTO Monthly Interest and Class D Monthly Interest:
              a.  CTO/Class D Monthly Interest                                              $       188,109.73
              b.  Funds allocated and available to pay CTO/
                   Class D Monthly Interest for relevant Due Period                         $     1,021,788.02
              c.  CTO/Class D Interest Shortfall (a less b)                                 $             0.00
              d.  CTO/Class D Additional Interest                                           $             0.00

Accumulation Period

44.           Required Accumulation Factor Number                                                        13.00
45.           Accumulation Period Factor                                                                  1.38
46.           Accumulation Period Length                                                                    10
47.           Accumulation Period Commencement Date                                              April 1, 2002

Determination of Monthly Principal

48.  Class A Monthly Principal (pursuant to section 4.4a):
           (X)a.  Fixed Allocation Percentage of Principal Receivable
                  Collections + Shared - Reallocated Coll. Applied                          $             0.00
           (Y)a.  Controlled Accumulation Amount                                            $    47,000,000.00
              b.  Deficit Controlled Accumulation Amount                                    $             0.00
              c.  Controlled Deposit Amount                                                 $    47,000,000.00
           (Z)a.  Class A Invested Amount as of beginning of Due Period                     $             0.00
     Class A Monthly Principal (the least of x,y,z)                                         $             0.00

49.  Class B Monthly Principal (pursuant to section 4.4b)
     (distributable only after principal funding acct balance= O/S prin bal of Class A Cert.)
           (X)a.  Fixed Allocation Percentage of Principal Receivable
                  Collections + Shared - Reallocated Collections
                  Applied - Class A Monthly Principal                                       $             0.00
           (Y)a.  Controlled Accumulation Amount                                            $    47,000,000.00
              b.  Deficit Controlled Accumulation Amount                                    $             0.00
              c.  Controlled Deposit Amount                                                 $    47,000,000.00
           (Z)a.  Class B Invested Amount as of beginning of Due Period                     $             0.00
     Class B Monthly Principal (the least of x,y,z)                                         $             0.00

50.  CTO Monthly Principal (pursuant to section 4.4c)
           (X)a.  Available Principal Collections - Class A Monthly
                  Principal and Class B Monthly Principal                                   $    57,928,224.10
           (Y)a.  Controlled Accumulation Amount                                            $    47,000,000.00
              b.  Deficit Controlled Accumulation Amount                                    $             0.00
              c.  Controlled Deposit Amount                                                 $    47,000,000.00
           (Z).a. CTO Invested Amount as of beginning of Due Period                         $    47,000,000.00
     CTO Monthly Principal (the least of x,y,z)                                             $    47,000,000.00

51.  Class D Monthly Principal (pursuant to section 4.4d)
     (distributable only after CTO is paid in full)                                         $    30,000,000.00

Available Funds

52.  Class A Available Funds
              a.  Class A Finance Charge allocation (line 33a)                              $             0.00
              b.  Class A Cap Payment                                                       $             0.00
              c.  The amount of Principal Funding Investment Proceeds and
                   Reserve Account Investment Proceeds for such prior Due Period            $       362,033.57
              d.  Any amount of Reserve Account withdrawn and
                   included in Class A Available Funds (section 4.14d)                      $       189,521.99
              e.  Class A Available Funds (sum a-d)                                         $       551,555.56

53.  Class B Available Funds
              a.  Class B Finance Charge allocation (line 33b)                              $             0.00
              b.  Class B Cap Payment                                                       $             0.00
              c.  The amount of Principal Funding Investment Proceeds and
                  Reserve Account Investment Proceeds for such prior Due Period             $        59,493.64
              d.  Any amount of Reserve Account withdrawn and
                   included in Class B Available Funds (section 4.14d)                      $        46,945.25
              e.  Class B Available Funds (sum a-d)                                         $       106,438.89

54.  CTO Available Funds:
              a.  CTO Finance Charge allocation (line 33c)                                  $       623,688.79
              b.  On or After CTO Principal Commencement Date, the
                   amount of Principal Funding Investment Proceeds for
                   such prior Due Period                                                    $        47,113.96
              c.  Any amount of Reserve Account withdrawn and
                   included in CTO Available Funds (section 4.14d)                          $        70,640.04
              d.  CTO Available Funds (sum a-c)                                             $       741,442.79

55.  Class D Available Funds
              a.  Class D Finance Charge allocation (line 33d)                              $       398,099.23

Reallocated Principal Collections

56.  Class D Subordinated Principal Collections (to the extent                              $             0.00
     needed to fund Required Amounts)

57.  Collateral Subordinated Principal Collections (to the extent                           $             0.00
     needed to fund Required Amounts)

58.  Class B Subordinated Principal Collections (to the extent                              $             0.00
     needed to fund Required Amounts)

59.  Total Reallocated Principal Collections                                                $             0.00

Investor Default Amounts

60.  Class A Investor Default Amount                                                        $             0.00
                                                                                                         0.00%

61.  Class B Investor Default Amount                                                        $             0.00
                                                                                                         0.00%

62.  CTO Investor Default Amount                                                            $       192,724.68
                                                                                                         4.87%

63.  Class D Investor Default Amount                                                        $       123,015.75
                                                                                                         4.87%

64.  Aggregate Investor Default Amount                                                      $       315,740.43
                                                                                                         4.87%
Allocable Amounts for Series 2000-1

65.  The Allocable Amount for Series 2000-1 as of the end of the
     relevant Due Period (Inv Default Amt + Series 00-1 Adjust Amt)
          Class A                                                                           $             0.00
          Class B                                                                           $             0.00
          Class C                                                                           $       192,724.68
          Class D                                                                           $       123,015.75
                                                                                            ------------------
                                                                                            ------------------
     Aggregate Allocable Amount                                                             $       315,740.43

Required Amounts for Series 2000-1
66.  Class A Required Amount (section 4.5a)
              a.  Class A Monthly Interest for current Distribution
                   Date                                                                     $       551,555.56
              b.  Class A Monthly Interest previously due but not
                   paid                                                                     $             0.00
              c.  Class A Additional Interest for prior Due Period
                   or previously due but not paid                                           $             0.00
              d.  Class A Investor Allocable Amount                                         $             0.00
              e.  Class A Servicing Fee (if FNANB is no longer
                   servicer)                                                                $             0.00
              f.   Class A Available Funds                                                  $       551,555.56
              g.  Class A Required Amount (sum of a-e minus f)                              $             0.00

67.  Class B Required Amount (section 4.5b)
              a.  Class B Monthly Interest for current Distribution
                   Date                                                                     $       106,438.89
              b.  Class B Monthly Interest previously due but not
                   paid                                                                     $             0.00
              c.  Class B Additional Interest for prior Due Period
                   or previously due but not paid                                           $             0.00
              d.  Class B Servicing Fee (if FNANB is no longer
                   servicer)                                                                $             0.00
              e.  Class B Available Funds                                                   $       106,438.89
              f.   Excess of Class B Allocable Amount over
                   funds available to make payments (section 4.8d)                          $             0.00
              g.  Class B Required Amount ((sum of a-d) minus e
                   plus f)                                                                  $             0.00

68.  CTO Required Amount (section 4.5c)
              a.  CTO/Class D Monthly Interest for current
                   Distribution date                                                        $       188,109.73
              b.  CTO/Class D Monthly Interest previously
                   due but not paid                                                         $             0.00
              c.  CTO/Class D Additional Interest for prior
                   Due Period or previously due but not paid                                $             0.00
              d.  CTO/Class D Servicing Fee (if FNANB is
                   no longer servicer)                                                      $             0.00
              e.  CTO/Class D Available Funds                                               $     1,139,542.02
              f.   Excess of Collateral/Class D Allocable Amount
                   over funds available to make payments                                    $             0.00
              g.  CTO/Class D Required Amount ((sum of
                   a-d) minus e plus f)                                                     $             0.00

Investor Charge-Offs

69.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateralized Trust Obligation
     Amount and Class D Invested Amount
              a.  Class A                                                                   $             0.00
              b.  Class B                                                                   $             0.00
              c.  Collateralized Trust Obligation Amount                                    $             0.00
              d.  Class D                                                                   $             0.00

70.  The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateralized Trust Obligation Amount and Class D
     Invested Amount
              a.  Class B                                                                   $             0.00
              b.  Collateralized Trust Obligation Amount                                    $             0.00
              c.  Class D                                                                   $             0.00

71.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
              a.  Collateralized Trust Obligation Amount                                    $             0.00
              b.  Class D                                                                   $             0.00

Servicing Fee
     (2% of total Invested Amount)
72.  Class A Servicing Fee for the relevant Due Period                                      $             0.00

73.  Class B Servicing Fee for the relevant Due Period                                      $             0.00

74.  CTO Servicing Fee for the relevant Due Period                                          $             0.00

75.  Class D Servicing Fee for the relevant Due Period                                      $        50,000.00

Reserve Account

76.  Lowest historical 3 month average Portfolio Yield less 3 month
     average Base Rate (must be > 4%, or line 77 will adjust accordingly)                   %            2.11%

77.  Reserve Account Funding Date (based on line 76)                                                  02/15/02

78.  Required Reserve Account Amount (after the Reserve Account
     Funding Date, 0.5% times the Class A, Class B, and CTO O/S Certificates)               $             0.00

79.  Covered Amount                                                                         $       773,287.50

80.  Available Reserve Account Amount
              a.  Reserve Draw Amount (covered amount - p.f. proceeds)                      $       307,107.29
              b.  Reserve Account Investment Proceeds                                       $         2,460.95
              c.  Amount on deposit in the Reserve Account at the end of the
                   relevant Due Period less Investment Proceeds                             $     2,350,000.00
              d.  Required Reserve Account Amount (line 78)                                 $             0.00
              e.  Available Reserve Account Amount (after Reserve Draw)                     $             0.00
                                                                                            ------------------
                                                                                            ------------------
              f.   Required Reserve Account Deposit on Distribution Date                    $             0.00
                                                                                            ------------------
                                                                                            ------------------

Principal Funding Account

81.  Principal Funding Account Balance at the beginning of the Due Period
     less investment proceeds.                                                              $   423,000,000.00

82.  a.  Daily Deposits to the Principal Funding Account during the
          relevant Due Period (pursuant to sec 4.6f)                                        $    77,000,000.00
     b.  Principal Funding Account Investment Proceeds                                      $       466,180.21

83.  Withdrawals from the Principal Funding Account during the relevant
     Due Period                                                                             $       435,503.11

84.  Principal Funding Account Balance as of the last day of the
     relevant Due Period less investment proceeds.                                          $   500,000,000.00

85.  Average Excess Spread Percentage for three consecutive Due Periods                     %            2.77%

86.  Available Spread Account Amount
              a.  Spread Account Balance at the beginning of the Due Period                 $     2,481,385.87
              b.  Spread Account Draw Amount                                                $             0.00
              c.  Spread Account Investment Proceeds                                        $         2,596.50
              d.  Amount on Deposit in the Spread Account at end of relevant
                   Due Period less Spread Acct Investment Proceeds                          $     2,480,000.00
              e.  Required Spread Account Amount                                            $             0.00
              f.   Available Spread Account Amount (lesser of d and e)                      $             0.00

87.  Spread Account deficiency, deposit to Spread Account                                   $             0.00

88.  Spread Account Surplus                                                                 $     2,480,000.00

89.  LIBOR Determination date for the relevant Due Period                                            13-Jan-03

90.  LIBOR rate for the relevant Due Period                                                 %         1.37000%

91. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.


     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7th day of February, 2003.


                           FIRST NORTH AMERICAN NATIONAL BANK,
                           as Servicer


                           By /s/Philip J. Dunn
                           Name:  Philip J. Dunn
                           Title:  Vice President